UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2002

3W Cyber Logistics, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-32525
(Commission File Number)

88-0409155
(IRS Employer Identification No.)

1208-808 Nelson Street, Vancouver, British Columbia, Canada
(Address of principal executive offices and Zip Code)

(604) 683-8018
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On November 28, 2002, we filed our Form 10-KSB Annual Report for the period ended August 31, 2002 with the United States Securities and Exchange Commission. Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that requires our Chief Financial Officer and Chief Executive Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 and 99.2 to this Form 8-K Current Report, the Certification of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certification of Chief Executive Officer, dated November 28, 2002

99.2 Certification of Chief Financial Officer, dated November 28, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3W Cyber Logistics, Inc.

/s/ Paul Dunn
By: Paul Dunn
President, Director and Chief Executive Officer
Date: November 28, 2002